Exhibit 10.1

HOME BANCSHARES, INC.

AMENDED AND RESTATED

2006 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

ARTICLE 1

ESTABLISHMENT AND PURPOSE

1.1 Adoption and Effective Date. Home BancShares, Inc., an Arkansas corporation (the “Company”), hereby adopts the Home BancShares, Inc. Amended and Restated 2006 Stock Option and Performance Incentive Plan (the “Plan”). The Plan shall become effective on February 27, 2012 (the “Effective Date”), subject to the approval of the Company’s stockholders at the 2012 Annual Meeting. Upon approval of the Plan by the Board of Directors of the Company (the “Board”), awards may be made as provided herein, subject to stockholder approval of the Plan.

1.2 Purpose. The Company desires to attract and retain the best available executive and key Employees for itself and its subsidiaries and to encourage the highest level of performance by such Employees in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible Employees the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

1.3. History. This Plan is an amendment and restatement of the Home BancShares, Inc. 2006 Stock Option and Performance Incentive Plan (the “2006 Plan”), which was adopted by the Board in March 2006 and approved by the Company’s stockholders in June 2006. The 2006 Plan was amended on May 9, 2007 to increase the authorized shares to 1,500,000 shares. The 2006 Plan amended and restated Cabot Bankshares, Inc. Non-Qualified Stock Option Plan; Employee Incentive Stock Option Plan; Stock Option Plan for Directors, Officers and Employees of Marine Bank of the Florida Keys; Home BancShares 1999 Stock and Incentive Compensation Plan Special Employee and Director Award; Home BancShares 1999 Stock and Incentive Compensation Plan; North Little Rock Bancshares, Inc. 2000 Stock and Incentive Compensation Plan; Home BancShares 2005 Appreciation Rights Incentive Compensation Plan; and any other prior plan of the Company or a predecessor in effect prior to the effective date of the 2006 Plan under which stock options or other equity awards covering the Company’s Stock remain outstanding to a service provider (the “Prior Plans”). This Plan document therefore is intended to preserve material rights and features of the 2006 Plan and the Prior Plans, and should any material provision of this Plan be determined to impair the rights of an Employee under an award granted prior to the Effective Date of this Plan, the Award Agreement covering the award shall instead be treated as including the material provision as an explicit term.

ARTICLE 2

AWARDS

2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) nonstatutory stock options (“Nonstatutory Stock Options”) (unless otherwise indicated, references in the Plan to “Options” shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights

(“Stock Appreciation Rights”), as described in Article 8, which may be awarded either in tandem with Options (“Tandem Stock Appreciation Rights”) or on a stand-alone basis (“Nontandem Stock Appreciation Rights”); (iv) shares of Common Stock (as defined below) which are restricted as provided in Article 12 (“Restricted Shares”); (v) units representing shares of Common Stock, as described in Article 13 (“Performance Shares”); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 14 (“Performance Units”); and (vii) shares of unrestricted Common Stock (“Unrestricted Shares”).

2.2 Maximum Shares Available. The maximum aggregate number of shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), available for award as Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares under the Plan, is 2,322,000, all of which are subject to adjustment pursuant to Article 16. Shares of Common Stock issued pursuant to the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee (hereinafter defined) to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the “Act”) be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

2.3 Limitation of Awards. Awards granted to any Employee (as defined in Article 4 hereof) in any one year shall be limited to ten percent (10%) of the total shares of Common Stock available for award under the Plan (i.e. 10% of 2,322,000 shares).

2.4 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, upon replacement with a new award of a substantially similar monetary amount, to require Employees to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

ARTICLE 3

ADMINISTRATION

3.1 Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. Each member of the Committee shall be an “outside director” (within the meaning of Section 162(m) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3(b)(3)(i) under the Act); and an independent director within the meaning of applicable NASDAQ listing standards.

3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option, (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; and (vii) to determine to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as “outside directors” under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Employees who have received awards under the Plan and all other interested persons.

3.5 Liability; Indemnification. No member of the Committee, nor any Employee to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company’s Articles of Incorporation and Bylaws, as amended from time to time.

ARTICLE 4

ELIGIBILITY

Awards may be granted to officers, employees, directors, consultants, and other key persons of the Company and its subsidiaries (herein referred to collectively as “Employees”). In determining to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such person, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term “subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” set forth in Section 424(f) of the Code, or any successor provision hereafter enacted.

ARTICLE 5

COMPLIANCE WITH SECTION 162(M)

5.1 Section 162(m) of the Code. It is the intent of the Company that compensation granted under the Plan to “Covered Employees” (as defined by Section 162(m) of the Code) shall, if so designated by the Committee, constitute “qualified performance-based compensation” (as defined by Section 162(m)). Accordingly, the terms of the Plan, including the definition of Covered Employee, shall be interpreted in a manner consistent with Section 162(m).

5.2 Performance-Based Awards. If the Committee determines that grants of restricted shares, performance shares and performance units should be made to Employees who are Covered Employees in order to qualify for the compensation deduction exclusion established by Section 162(m) for performance-based compensation, the award shall be governed by this Article 5 of the Plan in addition to other applicable sections of the Plan. The Committee shall base such compensation solely on account of the attainment of one or more pre-established, objective performance goals in accordance with this Article 5.

5.3 Establishment of Performance Goals. Performance goals for a Covered Employee must be established in writing by the Committee no later than 90 days after the commencement of the service period to which such performance goal relates and while the outcome is substantially uncertain (i.e., before 25% of the performance period has elapsed). Such performance goals must be based on an objective formula or standard for performance-based compensation, such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee, and must specify the individual employees or class of employees to which it applies.

5.4 Performance-Based Criteria. Performance goals may be based on any one or more of the following criteria: price of Company Common Stock or the stock of any affiliate, shareholder return, return on assets, growth in assets, return on equity, return on investment, return on capital, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share. These factors shall have a minimum performance standard below which no payments will be made. The performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. The performance goals and determination of results shall be based entirely on financial measures.

5.5 Modification of Performance-Based Awards. Once established, the Committee shall not be entitled to any discretion to increase the amount of compensation under any award that would otherwise be due upon the attainment of the performance goals, except as may be permitted under Section 162(m) of the Code and the regulations thereunder.

5.6 Certification. Prior to any payment of remuneration for performance-based awards intended to qualify for the deduction exclusion under Section 162(m), the Committee must certify in writing that all of the performance goals and other material terms of the arrangement for the remuneration have been met. This section of the Plan shall not apply to an award to an Employee unless the Committee has determined that such award should qualify for the compensation deduction exemption of Section 162(m).

5.7 Stockholder Approval. Material terms of the performance goals must be disclosed to and reapproved by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the performance goals.

ARTICLE 6

STOCK OPTIONS

6.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

6.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option. The exercise price of an Option previously granted under the Plan shall not thereafter be reduced other than pursuant to the provisions of Article 16 or Article 17.

6.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 10 and 11, except as otherwise provided in Section 7.1 with respect to ten (10) percent stockholders of the Company and except as provided in prior grants.

6.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an Employee by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash, or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise and which shall have been held for more than 6 months). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the Employee, shall be delivered to the Employee.

6.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

ARTICLE 7

SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

7.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no person may receive an Incentive Stock Option under the Plan if such person, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

7.2 Limitations on Time of Grants. No grant of an Incentive Stock Option shall be made under this Plan after the Termination Date (as defined in Section 20.11 hereof) of the Plan.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 8.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

8.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

8.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the grantee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

8.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the grantee to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

8.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the grantee, stock certificates representing the total number of full shares of Common Stock to which the grantee is entitled pursuant to Section 8.3 or 8.4 hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 8.6, deliver to the grantee an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

8.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

ARTICLE 9

NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by grantee only during his or her lifetime, or following his or her death pursuant to Article 11.

ARTICLE 10

TERMINATION OF EMPLOYMENT

10.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of a grantee to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the grantee was entitled to do so on the date of the termination of his employment) at any time within three (3) months after such termination of employment.

10.2 Total Disability. In the event that a grantee to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the grantee receives benefits under the Long-Term Disability Plan (the “Disability Plan”) to the extent otherwise exercisable during such nine-month period. For purposes hereof, “total disability” shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

ARTICLE 11

DEATH OF EMPLOYEE

If an Employee to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, such Option or Stock Appreciation Right (whether or not then exercisable by its terms) shall become immediately exercisable in full by the Employee’s estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Employee’s death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option or Stock Appreciation Right would otherwise terminate.

ARTICLE 12

RESTRICTED SHARES

12.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to Employees, subject to such restrictions, conditions and other terms as the Committee may determine.

12.2 Restrictions. (a) At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the “Restricted Period”) applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period but except as set forth in subsection (b) hereof in no event shall Restricted Period be less than the minimum Restricted Period hereinafter set forth. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives which may be applicable to all or any portion of the Restricted Shares. Except as set forth in subsection (b) hereof, the minimum Restricted Period shall be three (3) years except in respect of Restricted Shares that are also subject to restrictions relating to the satisfaction of corporate or individual performance objectives, as to which the minimum Restricted Period shall be one (1) year.

(b) With respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, upon the death of an Employee to whom Restricted Shares have been granted under the Plan, to the extent that the performance-based goals established in respect of such Restricted Shares have been satisfied for purposes of said Section 162(m), any other restrictions or conditions applicable to the Restricted Shares shall immediately terminate. Except as necessary to effect the termination of restrictions contemplated by the foregoing sentence, the Committee shall have no discretion to shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of any Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. With respect to grants of Restricted Shares not intended to so qualify as performance-based compensation, upon the death of the holder of Restricted Shares, all restrictions or conditions applicable to the Restricted Shares shall immediately terminate; and upon the disability or retirement of the holder of Restricted Shares or as permitted under Section 17 hereof, the Committee may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

12.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each Employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the Employee, provided that such certificates bear an appropriate legend or other restriction on transfer. If the Restricted Shares are certificated, the Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the Employee’s benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

12.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an Employee with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 12.

12.5 Forfeiture of Restricted Shares. Except as the Committee may at any time provide, any Restricted Shares granted to an Employee pursuant to the Plan shall be forfeited if the Employee terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

12.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Employee or the Employee’s beneficiary or estate, as the case may be.

12.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an Employee, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the criteria set forth in Section 5.4 hereof. These factors shall have a minimum performance standard below which no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. The performance objectives and determination of results shall be based entirely on financial measures.

12.8 Compliance with Section 162(m). Any grants of Restricted Shares to Covered Employees intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code must comply with the terms of Article 5 of this Plan.

ARTICLE 13

PERFORMANCE SHARES

13.1 Award of Performance Shares. For each Performance Period (as defined in Section 13.2). Performance Shares may be granted under the Plan to such Employees of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an Employee shall be credited to an account (a “Performance Share Account”) established and maintained for such Employee.

13.2 Performance Period. “Performance Period” shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different Employees receiving Performance Shares. Performance Periods may run consecutively or concurrently.

13.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the “Performance Objectives”) which must be satisfied in order for the Employee to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an Employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the Employee. The Committee may also determine, in its sole discretion, that Performance Units awarded to an Employee shall become partially or fully vested upon the Employee’s death, total disability (as defined in Article 10) or retirement, or upon the termination of the Employee’s employment prior to the end of the Performance Period. However, if any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

13.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the Employee pursuant to Section 13.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the Employee an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

13.5 Voting and Dividend Rights. No Employee shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days after the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an Employee’s Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

13.6 Compliance with Section 162(m). Any grants of Performance Shares to Covered Employees intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code must comply with the terms of Article 5 of this Plan.

ARTICLE 14

PERFORMANCE UNITS

14.1 Award of Performance Units. For each Performance Period (as defined in Section 13.2), Performance Units may be granted under the Plan to such Employees of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the “Ending Value”). If necessary to make the calculation of the amount to be paid to the Employee pursuant to Section 14.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the “Initial Value”). Performance Units granted to an Employee shall be credited to an account (a “Performance Unit Account”) established and maintained for such Employee.

14.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify performance objectives (the “Performance Objectives”) which must be satisfied in order for the Employee to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an Employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the award has vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the Employee. The Committee may also determine, in its sole discretion, that awards granted to an Employee shall become partially or fully vested upon the Employee’s death, total disability (as defined in Article 10) or retirement, or upon the termination of the Employee’s employment prior to the end of the Performance Period. However, if any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

14.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 14.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the Employee pursuant to Section 14.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the Employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

14.4 Compliance with Section 162(m). Any grants of Performance Units to Covered Employees intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code must comply with the terms of Article 5 of this Plan.

ARTICLE 15

UNRESTRICTED SHARES

15.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to Employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Except as required by applicable law, no payment shall be required for Unrestricted Shares.

15.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each Employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the Employee, and shall deliver such certificates to the Employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

ARTICLE 16

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

ARTICLE 17

AMENDMENT AND TERMINATION

The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) reduce the exercise price of Options previously granted under the Plan shall be subject to the approval of the Company’s stockholders, except that any such increase, modification or reduction that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Employee to whom an award shall theretofore have been granted, adversely affect the rights of such Employee under such award.

ARTICLE 18

WRITTEN AGREEMENT

Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, and Unrestricted Shares shall be evidenced by a written agreement, executed by the Employee and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 19

MISCELLANEOUS PROVISIONS

20.1 Fair Market Value. “Fair market value” for purposes of this Plan, shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

20.2 Tax Withholding. The Company shall have the right to require Employees or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Employee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an Employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the Employee or (ii) having the Company withhold from shares otherwise deliverable to the Employee. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the Employee at the time of such award.

20.3 Compliance With Section 16(b). In the case of Employees who are or may be subject to Section 16 of the Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Employees who are or may be subject to Section 16 of the Act.

20.4 Forfeiture; Recoupment. The Committee reserves the right to cause a forfeiture of the gain realized by the Employee with respect to an award granted thereunder on account of actions taken by, or failed to be taken by, such Employee in violation or breach of or in conflict with any (a) employment agreement, (b) confidentiality obligation with respect to the Company, (c) non-competition agreement, (d) agreement prohibiting solicitation of employees or customers of the Company or any subsidiary, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Employee to the Company, as and to the extent specified in such agreement. The Committee may annul an outstanding award if the Employee thereof is terminated for cause. Any award granted pursuant to the Plan shall be subject to mandatory repayment by the Employee to the Company to the extent the Employee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or (b) any law, rule or regulation which imposes mandatory recoupment under circumstances set forth in such law, rule or regulation.

20.5 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

20.6 General Creditor Status. Employees shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or beneficiary or legal representative of such Employee. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.7 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any Employee any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such Employee’s employment at any time.

20.8 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Employee at the Employee’s address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

20.9 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.10 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Arkansas.

20.11 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on the earlier of the tenth (10th) anniversary of the date of adoption of the Plan by the Board or February 27, 2022 (the “Termination Date”).